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                                                                   EXHIBIT 10.12

                              AMENDMENT NUMBER ONE

                                     TO THE

                                RESALE AGREEMENT
                         AGREEMENT NUMBER 90-00-0109-07
                           EFFECTIVE FEBRUARY 22, 2000


This Amendment Number One (the "Amendment") to the Resale Agreement Number 90-00-0109-07 (the "Agreement") is entered into by MCDATA CORPORATION ("McDATA") and INTERNATIONAL BUSINESS MACHINES CORPORATION ("Reseller")


WHEREAS, the parties wish to modify the Agreement; and

WHEREAS, the appropriate Sections must be amended accordingly;

NOW THEREFORE, the parties agree as follows:

SECTION 10.6 SHIP AND UNINSTALL PROCEDURE
     Effective February 22, 2000, this section is hereby deleted in its entirety.

SECTION 10.12 ACCEPTANCE OF PRODUCTS
     Effective February 22, 2000, this section is hereby deleted in its entirety.


Except as otherwise stated herein, the terms and conditions of the Agreement shall be in full force and effect. The parties agree that this Amendment, together with the Agreement, is the complete and exclusive statement of the agreement between the parties and supersedes all proposals or all prior agreements or communications between the parties, whether oral or written, which relate to the subject matter hereof.


Executed and submitted for acceptance           Accepted and effective as of:
by McDATA:                                      February 22, 2000.


INTERNATIONAL BUSINESS MACHINES CORPORATION            MCDATA CORPORATION
-------------------------------------------            ------------------
         ("Reseller")


By:    /s/ Edwin Dalley                                By:    /s/ Dee J. Perry
       ---------------------------                            ------------------

Name:  Edwin Dalley                                    Name:  Dee J. Perry

Title: OEM Relationship Manager                        Title: CFO and VP Finance
                                                              /Administration

Dated: June 30, 2000                                   Dated: June 30, 2000